EXHIBIT C
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        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Professionally Managed Portfolios does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Professionally Managed Portfolios for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Professionally Managed Portfolios for the stated period.

/s/ Robert M. Slotky                       /s/ Eric W. Falkeis
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Robert M. Slotky                           Eric W. Falkeis
President, Professionally                  Treasurer, Professionally
Managed Portfolios                         Managed Portfolios

Dated: November 24, 2003                   Dated: November 24, 2003
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Professionally Managed Portfolios for purposes of the Securities Exchange Act of 1934.